Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT

     We consent to the use in this Registration Statement of ISEmployment.com, Inc. on Form SB-2 of our report dated June 20, 2000 appearing in the Prospectus, which is part of this Registration Statement.


/s/  Levitz,  Zacks  &  Ciceric
-------------------------------
Levitz,  Zacks  &  Ciceric
San  Diego,  California
November  10,  2000


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